SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


   Commission      Registrant, State of Incorporation,         I.R.S Employer
    File No.          Address, and Telephone Number          Identification No.
   ----------      -----------------------------------       ------------------
    1-15467                Vectren Corporation                   35-2086905
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

    1-16739           Vectren Utility Holdings, Inc.             35-2104850
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

    1-6494             Indiana Gas Company, Inc.                 35-0793669
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

    1-3553      Southern Indiana Gas and Electric Company        35-0672570
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000


            Former name or address, if changed since last report: N/A



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Item 12.  Results of Operations and Financial Condition

The following information regarding an earnings release is furnished to the Securities and Exchange Commission under Item 12.

On April 27, 2004, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three and twelve month periods ended March 31, 2004. The financial information released is included herein as Exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

Vectren Corporation is the parent Company of Vectren Utility Holdings, Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities, which include Southern Indiana Gas and Electric Company and Indiana Gas Company, Inc.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VECTREN CORPORATION
                                      VECTREN UTILITY HOLDINGS, INC.
                                      INDIANA GAS COMPANY, INC
                                      SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
April 28, 2004


                                                 By:  /s/ M. Susan Hardwick
                                                 -----------------------------
                                                 M. Susan Hardwick
                                                 Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 12:



 Exhibit Number

                        Description

      99-1     Press  Release - Vectren  Corporation  Reports First Quarter 2004
               Results

      99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995